                                                                   EXHIBIT 10.15
                                ESCROW AGREEMENT

       This ESCROW AGREEMENT, dated as of July 3, 1995, is among (i) Fojtasek/Heritage Acquisition Company, a Delaware corporation (the "Buyer"),
(ii) the shareholders of Fojtasek Companies, Inc., a Texas corporation ("Fojtasek") listed on the signature pages hereto (collectively, the "Sellers"), (iii) Randall Fojtasek, in his capacity as Seller Representative (Randall Fojtasek or his successor, hereinafter, the "Seller Representative") and (iv) The First National Bank of Boston, a national banking association, as Escrow Agent only.

       WHEREAS, the Buyer and the Sellers have entered into a Stock Purchase Agreement dated as of July 3, 1995 (the "Stock Purchase Agreement"), pursuant to which the Buyer has agreed to purchase all of the outstanding capital stock of Fojtasek for the purchase price specified therein (the "Purchase Price");

       WHEREAS, pursuant to the Stock Purchase Agreement, the Buyer has agreed to deposit $1,500,000 of the Purchase Price in escrow with the Escrow Agent to be held as security for payment of (i) certain indemnification obligations of the Sellers described in Section 10 of the Stock Purchase Agreement and (ii) the Adjustment (as defined in Section 3 of the Stock Purchase Agreement), if any due from the Sellers to the Buyer pursuant to such Section 3 and distributed by the Escrow Agent on the terms and conditions set forth herein; and

       WHEREAS, the Sellers have appointed a Seller Representative as their representative to act hereunder pursuant to Section 13.9 of the Stock Purchase Agreement;

       NOW, THEREFORE, in consideration of the mutual promises and agreements set forth in this Agreement, the parties hereto hereby agrees as follows:

       1. DEPOSIT OF ESCROWED FUNDS. The Buyer hereby deposits with the Escrow Agent, and the Escrow Agent hereby acknowledges receipt of, the sum of $1,500,000 (the "Escrow Amount"). The Escrow Amount, together with any interest earned thereon from any investment thereof hereunder, is hereinafter referred to as the "Escrowed Funds".

       2. INVESTMENT OF ESCROWED FUNDS. Until the release of the Escrowed Funds pursuant to Section 3 hereof, the Escrow Agent shall, at the written direction of the Seller Representative and the Buyer, invest and reinvest the Escrowed Funds solely in (a) marketable obligations of, or obligations guaranteed by, the United States of America, (b) U.S. Money Market Funds (as defined below) and/or (c) other mutually agreed upon investments. The initial written direction of the Seller Representative and the Buyer is attached hereto as Schedule 1. In the event that the Buyer and the Seller Representative do not give written directions to the Escrow Agent in a timely manner, the Escrow Agent shall invest and reinvest the Escrowed Funds in instruments of the type set forth above in clauses (a) or (b) of the first sentence of this Section 2. The Escrow Agent shall be entitled to make such investments in its discretion and shall have no liability to the Sellers or the Buyer arising, directly or indirectly, from any investment made pursuant to this Section 2. As used herein, the term "U.S. Money Market Funds" means interests in any open-end or closed-end management type investment company or investment trust registered under the Investment Company Act of 1940, (as from time to time amended, the "Investment Company Act"), the portfolio of which is limited to obligations of, or obligations guaranteed by, the United States or any agency thereof ("Federal Obligations") and to agreements to repurchase Federal Obligations that are at least 100% collateralized by Federal Obligations marked to market on a daily basis.

       3.     RELEASE OF ESCROWED FUNDS.  (a)  Subject to paragraphs (b) and
(c) below, on July 3, 1997, the Escrow Agent shall release the remaining Escrowed Funds, if any, to the Sellers pro rata in accordance with the attached Exhibit A.

       (b) From time to time prior to July 3, 1997, the Buyer may deliver to the Escrow Agent a written notice (a "Claim") requesting distribution to the Buyer of a specified amount of the Escrowed Funds in full or partial payment of
(i) the indemnification obligations of the Sellers to the Buyer with respect to Environmental Claims and Damages (as defined in the Stock Purchase Agreement) related to or arising directly or indirectly out of any breach by the Sellers of the representations or warranties contained in Section 4.12 thereof or payable with respect to claims for indemnification made pursuant to Sections 10.1(v) and (vi) thereof or (ii) the Adjustment owing from the Sellers to the Buyer pursuant to Section 3(c) of the Stock Purchase Agreement, along with a delivery receipt or other appropriate proof of delivery to the Seller Representative of a copy of such Claim. If the Escrow Agent is not in actual receipt of a written objection from the Seller Representative to such Claim within 10 days following the date of the Escrow Agent's actual receipt of such Claim then on, then on the 11th day following such actual receipt (or if the 11th day is not a business day for the Escrow Agent, then on the first business day after the 11th day), the Escrow Agent shall pay to the Buyer the amount of the Escrowed Funds specified in the Claim.

       (c) If the Escrow Agent is in actual receipt of a written objection from the Seller Representative to a Claim within 10 days following the date of the Escrow Agent's actual receipt of such Claim (or if the 10th day is not a business day for the Escrow Agent, then on the first business day after the 10th day), the Escrow Agent shall withhold from the amount otherwise distributable hereunder pursuant to paragraph (a) above an amount of Escrowed Funds sufficient to satisfy such Claim until it shall have received either (i) non-conflicting written instructions from the Seller Representative and the Buyer as to the disposition of the portion of the Escrowed Funds in question, or (ii) an order of an arbitrator or court having jurisdiction over the matter which is final and not subject to further court proceedings or appeal along with a certificate from either counsel to the Sellers or counsel to the Buyer that such order is final. Upon receipt of any such written instructions or order, the Escrow Agent shall distribute such Escrowed Funds in accordance therewith. If the Seller Representative's objection to payment of a Claim shall prevent timely payment to the Buyer of any amount which is ultimately determined to be distributable to the Buyer in satisfaction of such Claim, the Buyer shall be entitled to all interest which shall have accrued on such amount by its investment hereunder from and after the 11th day following the Escrow Agent's receipt of the Claim until distribution of such amount to the Buyer in payment thereof, and the determination by the Escrow Agent of such interest amount to which the Buyer is entitled shall be binding upon both the Sellers and the Buyer.

       (d) Liquidation of Investments. If necessary to satisfy any distributions under this Agreement, including distributions for the Escrow Agent's fees and expenses, the Escrow Agent may sell or liquidate, in its sole discretion, any one or more investments prior to maturity and the Escrow Agent shall not be liable to the Sellers or to the Buyer for any loss or penalties resulting from or relating to such sale or liquidation, however the Buyer and the Seller Representative may extend any payment period in Section 3 hereof in order to avoid any loss of income or principal from a premature liquidation of an escrow investment. All releases of Escrowed Funds shall be made by delivery to the appropriate party at the address set forth for such party in Section 6 hereof of a bank check in the amount of such release, or in such other manner as agreed to between the appropriate party and the Escrow Agent.

       4. RESPONSIBILITY OF ESCROW AGENT. The Escrow Agent shall not be responsible for the genuineness of any signature or document presented to it pursuant to this Agreement and may rely conclusively upon and shall be protected in acting upon any judicial order or decree, certificate, notice, request, consent, statement, instruction or other instrument believed by it in good faith to be genuine or to be signed or presented by the proper person hereunder, or duly authorized by such person or properly made. Notwithstanding anything to the contrary in this Agreement, prior to taking any action hereunder, the Escrow Agent may, if in doubt regarding its duties and obligations, seek instructions from the Buyer and the Seller Representative, and if such instructions are in conflict, the Escrow Agent may seek instructions or other relief (including but not limited to interpleader) from a court of competent jurisdiction, and further may request such evidence, documents, certificates or opinions as it may deem appropriate. The Escrow Agent shall be entitled to retain counsel both to advise it and in connection with any court action, and such counsel's reasonable attorneys' fees shall be charged to the Escrowed Funds. The Escrow Agent shall be entitled to act in reliance upon the advice of counsel in all matters pertaining to this Agreement, and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice. The Escrow Agent shall not be responsible for any of the agreements contained herein except the performance of its duties as expressly set forth herein. The duties and obligations of the Escrow Agent hereunder shall be governed solely by the provisions of this Agreement, and the Escrow Agent shall have no duties other than the duties expressly imposed herein and shall not be required to take any action other than in accordance with the terms hereof. The Escrow Agent shall not be bound by any notice of, or demand with respect to, any waiver, modification, amendment, termination, cancellation, rescission or supersession of this Agreement, unless in writing and signed by the Buyer, the Seller Representative and the Escrow Agent. In the event of any controversy or dispute hereunder or with respect to any question as to the construction of this Agreement, or any action to be taken or suffered in good faith, its liability hereunder to be limited solely to gross negligence or willful misconduct on its part. The Buyer and the Sellers jointly and severally agree to indemnify and hold the Escrow Agent harmless, and further to protect and defend the Escrow Agent (with counsel selected by the Escrow Agent) against any losses, liabilities and damages incurred by the Escrow Agent as a consequence of any action taken or omitted to be taken by it in the performance of its obligations hereunder (including, without limitation, the reasonable fees and disbursements of counsel), with the exception of any losses, liabilities and damages arising from the Escrow Agent's gross negligence or willful misconduct. The representations and obligations of the Sellers and the Buyer to the Escrow Agent in this Agreement shall survive the termination of this Agreement and shall be applicable whether or not The First National Bank of Boston is serving as Escrow Agent.

       5. FEES OF ESCROW AGENT. The Escrow Agent's fees for its services hereunder shall be at the rate specified on Schedule 2 attached hereto, for so long as any portion of the Escrowed Funds are held by the Escrow Agent hereunder. The fees and expenses of the Escrow Agent (including the Escrow Agent's reasonable attorney's fees) shall be paid out of the Escrowed Funds and shall constitute a priority over amounts due the Sellers or the Buyer from the Escrowed Funds. Although not a matter of concern to the Escrow Agent, the Buyer and the Sellers agree that such fees and expenses shall be borne equally by each (i.e., the Buyer on the one hand and the Sellers on the other hand).
To the extent that either the Buyer or the Sellers pay more than half of the fees and expenses of the Escrow Agent (including fees and disbursements of counsel) for any reason, including without limitation because all of such fees and expenses are paid out of the Escrow Funds prior to any return of such Escrowed Funds to the Sellers pursuant to Section 3 of this Agreement, the other party hereto shall promptly reimburse such party for its share of such fees and expenses.

       6. NOTICES AND COMMUNICATIONS. All notices, demands and other communications hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given upon receipt if delivered personally or by overnight courier or if mailed by certified mail, return receipt requested, postage prepaid, or sent by written telecommunication, as follows:

       If to the Sellers or the Seller Representative, to:

              9001 Ambassador Row
              Dallas, Texas  75247

              Attention:  Randall S. Fojtasek

       with a copy sent contemporaneously to:

              O. Haynes Morris, Jr.
              Adair, Morris & Osborn, P.C.
              1201 Main Street, Suite 835
              Dallas, Texas  75202

              and

              Joe Fojtasek
              P.O. Box 226957
              Dallas, Texas  75222-6957

       If to the Buyer, to:

              Fojtasek/Heritage Acquisition Company
              c/o Heritage Partners, Inc.
              30 Rowes Wharf
              Suite 300
              Boston, Massachusetts  02110
              Attention:  T. Brook Parker

       with a copy sent contemporaneously to:

              Robert M. Wolf, Esq.
              Bingham, Dana & Gould
              150 Federal Street
              Boston, Massachusetts  02110

       If to the Escrow Agent, to:

              The First National Bank of Boston
              150 Royall Street
              Canton, Massachusetts  02021
              M.S. 45-02-15
              Attention:  Brian Fitzgerald

or to such other address as such party shall designate by written notice to the other parties hereto.

       7. TERM; AMENDMENTS; SUCCESSORS. Except as otherwise provided herein, this Agreement shall continue until the date on which all of the Escrowed Funds have been distributed as provided in Section 3 hereof, may be amended only as provided in Section 4 hereof and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

       8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. In making proof of this Agreement it shall be necessary to produce or account for only one such counterpart signed by or on behalf of the party sought to be charged herewith.

       9. SUCCESSOR ESCROW AGENT. The Escrow Agent may resign on 30 days written notice to the Buyer and the Seller Representative. Upon the resignation of the Escrow Agent, the Buyer and the Sellers shall appoint a successor escrow agent or otherwise provide for the disposition of funds held by the Escrow Agent by notice in writing to the Escrow Agent. The Escrow Agent shall pay over the Escrowed Funds, less its unpaid fees and expenses, as provided in said notice. If a successor escrow agent has not been appointed or the Escrow Agent has not received notice providing for the disposition of funds held by the Escrow Agent within 60 days after delivering its





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
resignation notice to the Buyer and the Seller Representative, the Escrow Agent may petition a court of competent jurisdiction to appoint such a successor escrow agent.

       10. ENTIRE AGREEMENT. This Agreement, except with respect to the Buyer, the Sellers and the Seller Representative, in such capacity, contains the entire agreement and understanding of the parties with respect to the transactions contemplated hereby. No prior agreement, either written or oral, shall be construed to change, amend, alter, repeal or invalidate this Agreement.

       11. REPRESENTATIONS OF THE BUYER AND THE SELLERS. Each of the Buyer, the Sellers and the Seller Representative, in such capacity, represents and warrants to the Escrow Agent that it has the power and authority to enter into this Agreement and to carry out its obligations hereunder, that it has duly authorized, executed and delivered this Agreement, and this Agreement is its valid and binding obligation.

       12. GOVERNING LAW. The validity, enforceability and construction of this Agreement shall be governed by the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

       IN WITNESS WHEREOF, the undersigned have executed this Agreement as an instrument under seal as of the day and year first written above.




                                        BUYER:

                                        FOJTASEK/HERITAGE ACQUISITION
                                        COMPANY


                                        By:  /s/ Michael F. Gilligan
                                           -------------------------------------
                                        Title: Secretary


                                        SELLERS:


                                          /s/ Joe Fojtasek
                                        ----------------------------------------
                                        Joe Fojtasek



                                          /s/ Randall S. Fojtasek
                                        ----------------------------------------
                                        Randall S. Fojtasek



                                          /s/ Russell S. Fojtasek
                                        ----------------------------------------
                                        Russell S. Fojtasek



                                          /s/ Norman Lee Fojtasek
                                        ----------------------------------------
                                        Norman Lee Fojtasek



                                          /s/ Richard Wayne Fojtasek
                                        ----------------------------------------
                                        Richard Wayne Fojtasek



                                          /s/ Joe Ed Fojtasek
                                        ----------------------------------------
                                        Joe Ed Fojtasek





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
                                        SELLER REPRESENTATIVE:



                                          /s/ Randall Fojtasek
                                        ----------------------------------------
                                        Randall Fojtasek, in his capacity as
                                        Seller Representative


                                        ESCROW AGENT:

                                        The First National Bank of Boston, as
                                        Escrow Agent



                                        By:  /s/
                                           -------------------------------------
                                        Title: Administration Manager

                       Schedule 1 to the Escrow Agreement


                            U.S. Money Market Funds

                       Schedule 2 to the Escrow Agreement


                              FEES OF ESCROW AGENT


       Acceptance Fee                                 $1,250
       (one-time charge)

       Administration Fee                             $1,750

       Out-of-Pocket Expenses                         Billed as Incurred

                                    Exhibit A


                     Sellers          Percentage of Escrow Amount
                     -------          ---------------------------
                  Joe Fojtasek                    49.99%

                 Norman Fojtasek                  10.57%

                Richard Fojtasek                  10.57%

                 Joe Ed Fojtasek                  10.57%

                Russell Fojtasek                  09.15%

                 Randal Fojtasek                  09.15%
                                                  ------
                                                  100.00%





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